                               December 31, 1998

Dear Shareholder:

I cannot begin to tell you how happy I am that 1998 is behind us!

You have probably noticed that performance suffered in '98--not only for the Timothy Plan but for almost the entire small-cap-value segment of the market. On the next page, our money manager, Mr. Jim Awad, explains the Timothy Plan's performance in 1998 and provides insight into the year ahead. Please be sure to carefully review his comments.

Despite our 1998 performance, I am pleased to report that Timothy Plan assets continue to grow as more and more concerned investors come to grips with the fact that there truly is a moral aspect to investing. As you may know, the Bible contains nearly 2500 verses that address money issues, but there are fewer than 500 verses that address either faith or prayer! Many of the Bible's financial passages deal with the subject of investing, which is why we are committed to operating the Timothy Plan in compliance with our Lord's directives.

I also want to bring to your attention two significant developments that bode well for the future:

   Nacfc Growth. The National Association of Christian Financial Consultants is a professional association we helped form to help meet the needs of Christian men and women who work in the financial services industry. The NACFC now has more than 200 members, each one of whom is committed to operating his or her business according to biblical principles.

   New Funds In The Works. We are currently planning to add three more funds to our mutual fund family: an income fund, a money market fund, and a mid-to-large-cap growth fund. Our goal is to register these new funds and make them available in time for our annual prospectus update on May 1. Please note that these new funds are still in the planning stages. This brief description must not be construed as an offer to sell, which can only be made through a properly filed and effective prospectus.

Once again, I want to thank each and every one of you, our shareholders, for your faithfulness and patience. There is much I do not know, but this one thing I do know: The Lord ultimately rewards faithfulness.

We look forward to an exciting 1999!

Sincerely,

/s/ Arthur D. Ally
Arthur D. Ally
President

                               AWAD & ASSOCIATES
                               Market Commentary

                               December 31, 1998

Dear Investor:

The year proved to be one of the most difficult in recent memories. As one moved across the spectrum from growth to value and down the capitalization range, significant positive returns became much more difficult to generate. As we are value-oriented, pure small cap managers, we were in the interesting position of holding excellent quality companies that were ignored in the marketplace as investors chased a limited universe of momentum stocks.

As we head into 1999, we see many positive factors at work that suggest we are in for a positive year. Specifically,

1) Small cap stocks have continued to post healthy earnings in 1998, in most cases, meeting or exceeding expectations. This earnings consistency has gone unrecognized so far but we don't expect that to last. Little exposure to weak overseas economies, high exposure to our strong domestic economy and strong unit growth, we believe, is a formula for strong earnings growth from small caps in 1999.

2) Large cap stocks have felt earnings pressure as a result of the world activities and lack of demand caused by them. More than a few have missed estimates. Weakening earnings are likely to continue into 1999 as the world addresses a number of issues. Consensus earnings growth estimates for large cap stocks seem to be between 5 and 7% which we believe may be overly optimistic.

3) Relative valuations for small cap stocks are their lowest levels in decades as measured by the P/E of the Russell 2000 vs. the P/E of the S&P500. This is also true when P/Bs are analyzed. This offers opportunity.

4) As the small cap market began to rally late in the year, more and more media attention was drawn to the area. That in turn increased investor awareness of the values available and has drawn money into the area. Small cap stocks, measured by the Russell 2000, outperformed large cap stocks, measured buy the S&P500 from October 8 (market bottom) through year-end. Small caps now possess both value and momentum heading into 1999.

5) Small cap stocks represent just 6% of the total domestic equity market capitalization. This suggests that a small re-allocation to this arena has tremendous potential. Many investors (individual and institutional) today use asset allocation models. Given the divergence in performance of large and small stocks this year, it is likely these models are out of alignment. If investors are diligent and stay true to their models, they will allocate more dollars to small cap stocks in 1999.

Better earnings potential, cheaper relative valuations and leverage offer the potential for small cap stocks to significantly out-perform their large cap brethren in the coming year. We believe this to be the case and believe we have positioned the portfolio to be in the vanguard of the rally in small cap stocks in 1999. If our analysis is accurate, we believe this year could be the reward for persevering 1998.

James D. Awad
Chairman

                            Schedule of Investments
                               December 31, 1998

   Shares                                                          Market Value


           COMMON STOCKS - 89.29%

           Aerospace - 3.15%

   30,000  Kellstrom Industries Inc.*............................  $     862,500

           Amusement & Recreation Services - 1.21%

   35,500  Florida Panthers Holdings*............................        330,594

           Apparel and Accessory Stores - 1.44%

   25,000  Shoe Carnival, Inc.*..................................        278,125
   15,000  U.S. Vision, Inc.*....................................        116,250
                                                                         394,375

           Building Constructions - 1.36%

   15,000  Blount International Inc., Class A....................        374,063

           Business Services - 22.51%

   20,000  American Tower Corp*..................................        591,250
   45,000  Comdisco, Inc. .......................................        759,375
   21,000  Cunningham Graphics International Inc.*...............        320,250
   38,900  Doral Financial Corp. ................................        860,662
   25,000  Eclypsys Corp.*.......................................        725,000
   40,000  Health Management Systems, Inc.*......................        315,000
   12,500  Investor's Financial Services Corp. ..................        745,313
   32,000  LanVision Systems, Inc.*..............................         44,000
   18,000  Metrika Systems Corp.*................................        155,250
   13,000  National Data Corp. ..................................        632,937
   29,000  StarTek, Inc.*........................................        358,875
   23,000  Zebra Tech*...........................................        661,250
                                                                       6,169,162

           Chemicals & Allied Products - 3.40%

   26,000  Aviron*...............................................        672,750
   18,500  Mississippi Chemical Corp. ...........................        259,000
                                                                         931,750

           Consumer Products & Services - 0.78%

   18,000  Gibson Greetings Inc.*................................        213,750

           Depository Institutions - 1.24%

   17,000  Staten Island Bancorp Inc. ...........................        338,938

           Electric, Gas & Sanitary Services - 2.92%

   20,000  Cadiz Land Company, Inc.*.............................        152,500
   28,000  New Horizons Worldwide, Inc.*.........................        647,500
                                                                         800,000

           Electronic Equipment & Components - 0.37%

   10,500  Richardson Electronics, Ltd. .........................        101,063

See accompanying notes to financial statements.

                            Schedule of Investments
                               December 31, 1998

    Shares                                                       Market Value


           COMMON STOCKS - continued

           Engineering, Accounting & Research Management -
            0.00%

        53 Morrison Knudsen Corp. Warrants, 03/11/2003*........  $         166

           Food & Allied Products - 5.88%

    15,000 Corn Products International Inc.....................        455,625
    19,000 Smithfield Foods, Inc.*.............................        643,625
    23,200 Smucker (J.M.) Co., Class B.........................        513,300
                                                                     1,612,550

           Health Services - 8.82%

    25,000 American Retirement Corp.*..........................        392,187
    29,200 Assisted Living Concepts, Inc.*.....................        383,250
    12,000 Shared Medical Systems Corp.........................        598,500
    48,500 Sun Healthcare Group, Inc.*.........................        318,281
    33,000 Transition Systems Inc.*............................        495,000
    22,000 Thermo Cardiosystems, Inc.*.........................        229,625
                                                                     2,416,843

           Hotels & Other Lodging Places - 2.29%

    15,000 Gaylord Entertainment Co............................        451,875
    36,200 Lodgian, Inc.*......................................        176,475
                                                                       628,350

           Insurance Carriers - 5.57%

    18,000 Annuity And Life RE (Holdings), Ltd. ...............        486,000
    34,500 Gryphon Holdings, Inc.*.............................        642,563
    20,000 Presidential Life Corp..............................        397,500
                                                                     1,526,063

           Machinery & Computer Equipment - 2.33%

    15,800 Printronix, Inc.*...................................        227,125
    31,400 Tokheim Corp*.......................................        306,150
    31,500 TransAct Technologies, Inc.*........................        104,344
                                                                       637,619

           Miscellaneous Manufacturing Industry - 3.41%

    65,000 NBTY Inc............................................        463,125
    36,000 Twinlab Corp*.......................................        472,500
                                                                       935,625


See accompanying notes to financial statements.

                            Schedule of Investments
                               December 31, 1998

    Shares                                                          Market Value


           COMMON STOCKS - continued

           Photographic, Watches, Optical & Medical Goods -
            6.29%

    66,000 Angeion Corp.*......................................  $      72,191
    34,000 Armor Holdings, Inc.*...............................        388,875
    45,000 ATS Medical, Inc.*..................................        315,000
    37,100 Cooper Companies, Inc.*.............................        767,506
    48,000 Somanetics Corp.*...................................         84,000
    21,000 Thermolase Corp*....................................         95,813
                                                                     1,723,385

           Printing & Publishing - 6.55%

    15,500 Houghton Mifflin Co.................................        732,375
    22,000 Wiley (John) & Sons, Inc., Class A..................      1,062,875
                                                                     1,795,250
           Railroad Transportation - 1.33%

    28,500 Genesee & Wyoming Inc., Class A*....................        363,375
           Reits & Holding Companies - 5.68%

    10,000 Correctional Properties Trust.......................        180,625
    25,000 Innkeepers USA Trust................................        295,312
    26,000 LTC Properties, Inc.................................        432,250
    23,000 Mid-Atlantic Realty Trust...........................        283,187
     9,600 New Plan Excel Realty Trust, Inc....................        213,000
     5,000 OMEGA Healthcare Investors, Inc.....................        150,937
                                                                     1,555,311
           Telecommunications - 2.76%

     4,826 IXC Communications Inc.*............................        162,274
    45,000 Periphonics Corporation*............................        593,438
                                                                       755,712
           Total Common Stocks (Cost $24,470,384)..............     24,466,444

See accompanying notes to financial statements.

                            Schedule of Investments
                               December 31, 1998

 Principal                                                       Market Value
 Amount
            Bonds - 1.57%

 $  500,000 American Retirement Corp., 5.75%, 10/01/2002.......  $     430,625

            Total Bonds (Cost $516,412)........................        430,625


 Shares


            Short-Term Investments - 8.80%

  2,411,025 Star Bank Treasury Fund............................      2,411,025

            Total Short-Term Investments (Cost $2,411,025).....      2,411,025

            Total Investmants (Cost $27,397,821)** - 99.66%....     27,308,094

            Other Assets, Less Other Liabilities - 0.34%.......         93,647

            NET ASSETS - 100.00%...............................  $  27,401,741

*  Non-income producing security
** Cost for Federal income tax purposes is $27,397,821 and net unrealized depreciation consists of:
            Gross unrealized appreciation......................  $   3,896,529
            Gross unrealized depreciation......................     (3,986,256)
            Net unrealized depreciation........................  $     (89,727)

See accompanying notes to financial statements.

                      Statements of Assets and Liabilities
                               December 31, 1998


 Description                                                        Amount

 ASSETS
  Investments in securities at market value (identified cost
   $27,397,821) (Note 1).......................................  $  27,308,094
  Cash.........................................................        142,836
  Receivables:
  Due from Advisor.............................................         13,826
  Dividends and interest.......................................         34,682
  Capital stock sold...........................................         61,651
  Deferred organization costs (Note 1).........................          2,707
  Other assets.................................................          1,808
    Total Assets...............................................     27,565,604

 LIABILITIES
  Capital stock redeemed.......................................        100,401
  Distribution payable.........................................          5,965
  Accrued distribution expense (Note 3)........................         11,082
  Accrued service fee (Note 3).................................          2,802
  Accrued expenses.............................................         19,487
  Other liabilities............................................         24,126
    Total Liabilities..........................................        163,863

 NET ASSETS....................................................  $  27,401,741

 Class A Shares (Note 1):
  Net assets (Unlimited shares of $0.001 par beneficial
   interest authorized; 1,219,666 shares outstanding)..........  $  13,287,479

  Net asset value and redemption price per Class A Share
   ($13,287,479/1,219,666 shares)..............................  $       10.89

  Offering price per share ($10.89/0.945)......................  $       11.52

 Class B Shares (Note 1):
  Net assets (Unlimited shares of $0.001 par beneficial
   interest authorized; 1,319,562 shares outstanding)..........  $  14,114,262

  Net asset value and offering price per Class B Share
   ($14,114,262/1,319,562 shares)..............................  $       10.70

  Redemption price per share ($10.70 * 0.95)...................  $       10.17

 SOURCE OF NET ASSETS
  At December 31, 1998, net assets consisted of:
  Paid-in capital..............................................     28,515,949
  Accumulated net realized loss on investments.................     (1,024,481)
  Net unrealized depreciation on investments...................        (89,727)

    Net Assets.................................................  $  27,401,741

See accompanying notes to financial statements.

                            Statement of Operations
                      For the Year Ended December 31, 1998


 Description                                                         Amount


 INVESTMENT INCOME
  Dividends.....................................................  $     250,026
  Interest......................................................        147,976
    Total Income................................................        398,002

 EXPENSES
  Investment advisory fees (Note 3).............................        215,187
  Transfer agent fees...........................................         65,290
  Administration fees...........................................         48,021
  Distribution fees - Class B (Note 3)..........................         97,212
  Accounting & pricing fees.....................................         41,957
  Registration fees.............................................         25,373
  Distribution fees - Class A (Note 3)..........................         30,886
  Custodian fees................................................          9,940
  Printing expense..............................................         14,834
  Amortization of organization costs (Note 1)...................         12,344
  Service fees - Class B (Note 3)...............................         32,404
  Insurance expense.............................................          2,520
  Audit expense.................................................         10,000
  Legal expense.................................................          4,000
  Miscellaneous expense.........................................         16,427
    Total Expenses..............................................        626,395
     Expenses waived and reimbursed by Advisor (Note 3).........       (124,004)
    Net Expenses................................................        502,391
    Net Investment Loss.........................................       (104,389)

 REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss from security transactions..................     (1,024,293)
  Net change in unrealized depreciation of investments..........     (1,805,419)
    Net realized and unrealized loss on investments.............     (2,829,712)
    Net decrease in net assets resulting from operations........  $  (2,934,101)

See accompanying notes to financial statements.

                       Statement of Changes in Net Assets

                               December 31, 1998

                                                    Year Ended            Year Ended
 Description                                     December 31, 1998     December 31, 1997
OPERATIONS
 Net investment loss...........................  $     (104,389)       $       (7,295)
 Net realized gain (loss) on investments.......      (1,024,293)            2,264,075
 Net change in unrealized appreciation
  (depreciation) of investments................      (1,805,419)              796,018
 Net increase (decrease) in net assets
  resulting from operations....................      (2,934,101)            3,052,798

DISTRIBUTIONS TO SHAREHOLDERS
 Distributions from net capital gains:
  Class A......................................         (89,117)           (1,122,228)
  Class B......................................         (98,253)           (1,119,087)
 Net decrease in net assets resulting from
  distributions................................        (187,370)           (2,241,315)

CAPITAL SHARE TRANSACTIONS
 Shares sold:
  Class A......................................       5,917,565             2,955,444
  Class B......................................       6,088,477             6,742,913
 Shares redeemed:
  Class A......................................      (2,464,485)           (1,215,244)
  Class B......................................      (1,796,707)             (541,565)
 Shares reinvested:
  Class A......................................          88,440             1,075,532
  Class B......................................          92,993             1,079,174
 Increase in net assets derived from capital
  share transactions (a).......................       7,926,283            10,096,254

  Total increase in net assets.................       4,804,812            10,907,737

NET ASSETS
 Beginning of year.............................      22,596,929            11,689,192

 End of year...................................  $   27,401,741         $  22,596,929

 (a) Transactions in capital stock were:
  Shares sold:
   Class A.....................................         514,690               232,439
   Class B.....................................         535,115               542,712
  Shares redeemed:
   Class A.....................................        (217,873)              (96,627)
   Class B.....................................        (163,152)              (43,891)
  Shares reinvested:
   Class A.....................................           8,122                88,668
   Class B.....................................           8,699                89,856
   Increase in shares outstanding..............         685,601               813,157

See accompanying notes to financial statements.

                         Financial Highlights - Class A

    The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.


                            For the        For the       For the     For the      For the
 Description               Year Ended     Year Ended    Year Ended  Year Ended  Period Ended
                            December       December      December    December     December
                            31, 1998       31, 1997      31, 1996    31, 1995    31, 1994*

 Net Asset Value,
  Beginning of Period....   $  12.25       $  11.24      $  10.07    $   9.66     $  10.00

  Income From Investment
   Operations:
  Net investment
   income................       0.00           0.02          0.10        0.11         0.06
  Net gains (losses) on
   securities
   (both realized and
   unrealized)...........      (1.29)          2.37          1.17        0.66        (0.34)
    Total from investment
     operations..........      (1.29)          2.39          1.27        0.77        (0.28)
  Less Distributions
   Distributions from
    net investment
    income...............       0.00           0.00         (0.10)      (0.11)       (0.06)
   Distributions from
    net capital gains....      (0.07)         (1.38)         0.00       (0.25)        0.00
    Total distributions..      (0.07)         (1.38)        (0.10)      (0.36)       (0.06)

 Net Asset Value, End of
  Period.................   $  10.89       $  12.25      $  11.24    $  10.07     $   9.66

 Total Return............     (10.50%)/1/     21.35%/1/     12.59%       7.93%        2.84%

 Ratios/Supplemental Data
  Net assets, end of
   period (in 000s)......   $ 13,287       $ 11,208      $  7,760    $  6,133     $  2,217
  Ratio of expenses to
   average net assets:
   Before expense
    reimbursement........       2.09%          2.75%         3.70%       5.84%       18.62%/2/
   After expense
    reimbursement........       1.60%          1.60%         1.60%       1.60%        1.60%/2/
  Ratio of net
   investment income
   (loss) to average net
   assets:
   Before expense
    reimbursement........      (1.15%)        (0.90%)       (1.05%)     (2.96%)     (15.49%)/2/
   After expense
    reimbursement........      (0.66%)         0.25%         1.05%       1.28%        1.53%/2/
  Portfolio turnover
   rate..................      69.42%        136.36%        93.08%      34.12%        8.31%

 * Class A Shares commenced investment operations on March 21, 1994.

/1/Total return calculation does not reflect sales load.
/2/Annualized.

See accompanying notes to financial statements.

                         Financial Highlights - Class B

    The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.


                            For the         For the        For the         For the
 Description               Year Ended      Year Ended     Year Ended     Period Ended
                            December        December       December        December
                            31, 1998        31, 1997       31, 1996       31, 1995*

 Net Asset Value,
  Beginning of Period....  $   12.13       $   11.22      $   10.08        $ 10.49

  Income From Investment
   Operations:
  Net investment income
   (loss)................      (0.08)          (0.03)          0.07           0.11
  Net gains (losses) on
   securities
   (both realized and
   unrealized)...........      (1.28)           2.32           1.14          (0.16)
    Total from investment
     operations..........      (1.36)           2.29           1.21          (0.05)
  Less Distributions
   Distributions from
    net investment
    income...............       0.00            0.00          (0.07)         (0.11)
   Distributions from
    net capital gains....      (0.07)          (1.38)          0.00          (0.25)
    Total distributions..      (0.07)          (1.38)         (0.07)         (0.36)

 Net Asset Value, End of
  Period.................  $   10.70       $   12.13      $   11.22        $ 10.08

 Total Return............     (11.18%)/1/      20.50%/1/      11.98%/1/      (0.46%)/1/

 Ratios/Supplemental Data
  Net assets, end of
   period (in 000s)......  $  14,114       $  11,389      $   3,929        $   620
  Ratio of expenses to
   average net assets:
   Before expense
    reimbursement........       2.84%           3.41%          4.30%          6.44%/2/
   After expense
    reimbursement........       2.35%           2.26%          2.20%          2.20%/2/
  Ratio of net
   investment income
   (loss)
   to average net
   assets:
   Before expense
    reimbursement........      (1.90%)         (1.56%)        (1.65%)        (3.56%)/2/
   After expense
    reimbursement........      (1.41%)         (0.41%)         0.45%          0.68%/2/
  Portfolio turnover
   rate..................      69.42%         136.36%         93.08%         34.12%

 * Class B Shares commenced investment operations on August 25, 1995.

/1/Total return calculation does not reflect redemption fee.
/2/Annualized.

See accompanying notes to financial statements.

                         Notes to Financial Statements
                               December 31, 1998


Note 1 - Significant Accounting Policies
The Timothy Plan (the "Fund") is organized as a series Delaware business trust pursuant to a trust agreement dated December 16, 1993. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. The Fund's primary objective is long-term capital growth, with a secondary objective of current income. The Fund seeks to achieve its investment objective by investing primarily in common stocks and ADRs while abiding by ethical standards established for investments by the Fund. The Fund currently is comprised of two separate classes of shares (Class A shares and Class B shares) which vary with respect to sales charges, distribution costs, voting rights and dividends. Effective September 22, 1997, Class A changed its load structure from no-load to a front-end sales load, and Class B shares changed from a front end-sales load to a contingent deferred sales charge ("CDSC"). Each class is also subject to different 12b-1 Plan expenses. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

A. Security Valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Unlisted securities, or listed securities in which there were no sales, are valued at the mean of the closing bid and ask prices. Short-term obligations with remaining maturities of 60 days or less are valued at cost plus accrued interest which approximates market value.

B. Investment Income and Securities Transactions. Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily. The Fund has made certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.

C. Net Asset Value Per Share. Net asset value per share of the capital stock of the Fund is determined daily as of the close of trading on the New York Stock Exchange by dividing the value of its net assets by the number of Fund shares outstanding. Net Asset Value is calculated separately for each class of the Fund based on expenses applicable to a particular class. The net asset value of the classes may differ because of different fees and expenses charged to each class.

D. Organization Costs. Organization costs are being amortized on a straight line basis over five years from inception.

E. Federal Income Taxes. It is the policy of the Fund to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund has a capital loss carryover available to offset future capital gains, if any, of approximately $1,000,000 which expires in 2006.

                         Notes to Financial Statements
                               December 31, 1998


F. Use of Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 - Purchases and Sales of Securities
Purchases and sales of securities, other than short-term investments, aggregated $23,445,880 and $15,762,595 respectively, for the year ended December 31, 1998.

Note 3 - Investment Management Fee and Other Transactions with Affiliates Timothy Partners, LTD., ("TPL") is the investment advisor for the Fund pursuant to an investment advisory agreement (the "Agreement") effective March 21, 1994, as amended August 28, 1995. Under the terms of the Agreement, TPL receives a fee, accrued daily and paid monthly, at an annual rate of 0.85% of the average daily net assets of the Fund. TPL has voluntarily agreed to waive its fees to the extent total annualized expenses, inclusive of distribution expenses, exceed 1.60%, with respect to Class A, and 2.35%, with respect to Class B, of the Fund's average daily net assets. For the year ended December 31, 1998, advisory fees of $89,797 were waived by TPL and TPL reimbursed the Fund $34,207. Effective July 1, 1997, the Fund engaged TPL to act as sole underwriter and accordingly revised the distribution plans (the "Plans") on behalf of each class pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The revised Plans provide that the Fund will reimburse TPL or others for expenses actually incurred in the promotion or distribution of shares. Under the Class A Plan, the Fund will reimburse TPL a fee at an annual rate of 0.25%, payable monthly, of the average daily net assets attributable to such class of shares. Under the Class B Plan, the Fund will reimburse TPL a fee at an annual rate of 1.00%, payable monthly, of which, 0.25% may be a service fee and 0.75% may be payable to outside broker/dealers, of the average daily net assets attributable to such class of shares. For the year ended December 31, 1998, the Fund reimbursed TPL $160,502 for distribution costs incurred.

                        Timothy Plan Performance Graphs

                       illustration of $10,000 Investment


[GRAPH OF CLASS A]                        [GRAPH OF CLASS B]

             CLASS A     RUSSELL 2000                  CLASS B     RUSSELL 2000

3/21/94        9450         10000          8/25/95      10000         10000
6/30/94        9006          9571          9/30/95      10067         10166
9/30/94        9289         10202         12/31/95      9954          10349
12/31/94       9181          9972          3/31/96      10300         10834
3/31/95        9362         10387          6/30/96      10487         11353
6/30/95        9837         11297          9/30/96      10399         11346
9/30/95       10037         12363         12/31/96      11147         11877
12/31/95       9909         12585          3/31/97      11058         11220
3/31/96       10263         13175          6/30/97      12528         12983
6/30/96       10470         13806          9/30/97      13800         14864
9/30/96       10401         13797         12/31/97      13432         14314
12/31/96      11157         14443          3/31/98      14107         15744
3/31/97       11077         13645          6/30/98      13509         14981
6/30/97       12596         15788          9/30/98      10353         11909
9/30/97       13896         18076         12/31/98      11931         13821
12/31/97      13538         17407
3/31/98       14257         19146
6/30/98       13682         18218
9/30/98       10510         14482
12/31/98      12117         16807

Past performance is not indicative of     Past performance is not indicative
future results                            of future results


Note 1: Effective September 22, 1997,     Note 1: The Fund returns are net of
Class A began charging a front end        the CDSC charge placed on
sales charge on purchases. This front     redemptions.
end sales charge is reflected in the
returns.

                                          Note 2: As of September 22, 1997 a
                                          front-end sales load was no longer
                                          placed on purchases. For fiscal
                                          years prior to that date, a front-
                                          end sales load would have affected
                                          the performance of the Fund.

                Report Of Independent Certified Public Accounts

Board Of Trustees And Shareholders
The Timothy Plan
Winter Park, Florida

We have audited the accompanying statement of assets and liabilities of The Timothy Plan, including the schedule of investments as of December 31, 1998 and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years then ended and the financial highlights for each of the four years then ended and for the period March 21, 1994 (commencement of operations) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Timothy Plan as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the four years then ended and for the period March 21, 1994 to December 31, 1994, in conformity with generally accepted accounting principles.

                                             Tait, Weller & Baker
Philadelphia, Pennsylvania
February 19, 1999

THE TIMOTHY PLAN
1304 West Fairbanks Avenue
Winter Park, FL 32789

BOARD OF TRUSTEES
Arthur D. Ally
Joseph E. Boatwright
Daniel D. Busby
Philip B. Crosby
Scott Fehrenbacher
Wesley W. Pennington
Jock M. Sneddon

OFFICERS
Arthur D. Ally, President
Joseph E. Boatwright, Secretary
Wesley W. Pennington, Treasurer

INVESTMENT ADVISOR
Timothy Partners, LTD.
1304 West Fairbanks Avenue
Winter Park, FL 32789

DISTRIBUTOR
Timothy Partners, LTD.
1304 West Fairbanks Avenue
Winter Park, FL 32789

TRANSFER AGENT
Declaration Services Group
555 North Lane
Conshohocken, PA 19428

AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, PA 19103

LEGAL COUNSEL
The Law Offices of
David D. Jones, P.C.
518 Kimberton #134
Phoenixville, PA 19460

For additional information or a prospectus, please call:
1-800-846-7526

Visit the Timothy Plan web site on the Internet at:
www.timothyplan.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund's objectives, policies, expenses and other information.
[LOGO APPEARS HERE]
                                      THE
                                    TIMOTHY
                                      PLAN
                                 ANNUAL REPORT

                               December 31, 1998